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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                         Date of Report: August 7, 2002



                                  SUNOCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania                          1-6841                         23-1743282
------------                          ------                         ----------
(State or other                    (Commission                     (IRS employer
 jurisdiction of                   file number)                   identification
 incorporation)                                                       number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA        19103-1699
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(Address of principal executive offices)                     (Zip Code)

(215) 977-3000
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(Registrant's telephone number, including area code)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)   Exhibits

          99.1 Statement Under Oath of Principal Executive Officer dated August 7, 2002.

          99.2 Statement Under Oath of Principal Financial Officer dated August 7, 2002.

Item 9.   Regulation FD Disclosure.

     On August 7, 2002, the Principal Executive Officer, John G. Drosdick, and the Principal Financial Officer, Thomas W. Hofmann, of Sunoco, Inc. each filed with the Securities and Exchange Commission (the "Commission") a Statement under Oath in accordance with the Commission's Order pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, File No. 4-460, dated June 27, 2002. Copies of each of the Statements are attached hereto as Exhibits 99.1 and 99.2 to this report.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUNOCO, INC.



BY   s/ JOSEPH P. KROTT
     ------------------
     Joseph P. Krott
     Comptroller
     (Principal Accounting Officer)

DATE August 7, 2002

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                                  EXHIBIT INDEX


Exhibit
Number                                   Exhibit

99.1      Statement Under Oath of Principal Executive Officer dated August 7,
          2002.

99.2      Statement Under Oath of Principal Financial Officer dated August 7,
          2002.